Exhibit 10.7

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT, dated as of September 24, 2004, to the Credit Agreement referred to below (this “Amendment”) among (a) CORE-MARK HOLDING COMPANY, INC., a Delaware corporation, CORE-MARK HOLDINGS I, INC., a Delaware corporation, CORE-MARK HOLDINGS II, INC., a Delaware corporation, CORE-MARK HOLDINGS III, INC., a Delaware corporation, CORE-MARK INTERNATIONAL, INC., a Delaware corporation, CORE-MARK MIDCONTINENT, INC., an Arkansas corporation, CORE-MARK INTERRELATED COMPANIES, INC., a California corporation, HEAD DISTRIBUTING COMPANY, a Georgia corporation, and MINTER-WEISMAN CO., a Minnesota corporation (collectively, the “Borrowers” and each individually, a “Borrower”); (b) GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE Capital”), for itself, as Lender, and as administrative agent for Lenders (the “Agent”); (c) CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation, for itself, as Lender, and as co-syndication agent for Lenders, (d) JPMORGAN CHASE BANK, a New York banking corporation, for itself, as Lender, and as co-syndication agent for Lenders, (e) BANK OF AMERICA, N.A., a national banking association, for itself, as Lender, and as co-documentation agent, (f) WELLS FARGO FOOTHILL, LLC, a California limited liability company, for itself, as Lender, and as co-documentation agent, (g) the other Lenders signatory hereto from time to time (collectively, the “Lenders”); and (h) GE CANADA FINANCE HOLDING COMPANY, as Canadian Lender.

W I T N E S S E T H:

WHEREAS, the Borrowers, Agent, and Lenders are parties to that certain Credit Agreement, dated as of August 20, 2004 (including all annexes, exhibits and schedules thereto, and as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Agent and Requisite Lenders have agreed to amend the Credit Agreement, in the manner, and on the terms and conditions, provided for herein;

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement or Annex A thereto.

2. Amendment to Credit Agreement. Annex C (II), clause (e) of the Credit Agreement is hereby amended as of the Amendment Effective Date by deleting such clause (e) in its entirety and substituting in lieu thereof the following new clause (e):

“(e) The Borrowers agree to provide notice to all Canadian Relationship Banks authorizing and instructing such banks to forward all available funds in each Canadian Blocked Account into the applicable Canadian Concentration Account by not later than 1 p.m. (New York time) on each Business Day on which a Canadian Advance remains outstanding, provided that, with respect to Borrowers’ account nos. 11239-00107-15, 71480-00009-14 and 40527-00104-13 maintained at Scotia Bank, whenever a Canadian Advance remains outstanding, Borrowers agree to provide such notice weekly by not later than 1 p.m. (New York time) on each Friday unless the aggregate amount in such accounts exceeds $1,000,000 at any time, in which case Borrowers agree to provide such notice on each Business Day by not later than 1 p.m. (New York time). The Borrowers further agree to provide notice to all Canadian Concentration Account Banks authorizing and instructing such banks to forward all available funds in each Canadian Concentration Account into the Canadian Collection Account by not later than 1 p.m. (New York time) on each Business Day on which a Canadian Advance remains outstanding.”

3. Representations and Warranties. To induce Agent and Requisite Lenders to enter into this Amendment, each of the Borrowers, jointly and severally, makes the following representations and warranties to Agent and Lenders:

(a) The execution, delivery and performance of this Amendment and the performance of the Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”), by such Borrower: (a) are within such Person’s corporate, limited liability company or limited partnership power, as applicable; (b) have been duly authorized by all necessary corporate, limited liability company or limited partnership action; (c) do not contravene any provision of such Person’s charter, bylaws or partnership or operating agreement as applicable; (d) do not violate any law or regulation, or any order or decree of any court or Governmental Authority by which such Person or its assets are bound; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, material lease, material agreement or other material instrument to which such Person is a party or by which such Person or any of its property is bound; (f) do not result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of Agent, on behalf of itself and Lenders, pursuant to the Loan Documents; and (g) do not require the consent or approval of any Governmental Authority or any other Person.

(b) This Amendment has been duly executed and delivered by or on behalf of such Borrower.

(c) Each of this Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally.

(d) No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.

(e) No Litigation is now pending or, to the knowledge of such Borrower, threatened against any Borrower, (i) which challenges such Borrower’s right or power to enter into this Amendment or perform any of its respective obligations under this Amendment, the Amended Credit Agreement or any other Loan Document, or the validity or enforceability of this Amendment, the Amended Credit Agreement or any other Loan Document or (ii) that has a reasonable risk of being determined adversely to any Borrower and which, if determined adversely, is reasonably likely to have or result in a Material Adverse Effect.

(f) The representations and warranties of such Borrower contained in the Credit Agreement and each other Loan Document shall be true and correct on and as of the Amendment Effective Date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date and except for changes therein expressly permitted by the Credit Agreement.

4. No Other Amendments/Waivers. Except as expressly amended herein, the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. In addition, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Agent, for itself and Lenders, may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

5. Waiver of Claims. Each Borrower hereby waives, releases, remises and forever discharges Agent, Lenders and each other Indemnified Person from any and all claims, suits, actions, investigations, proceedings or demands arising out of or in connection with the Credit Agreement (collectively, “Claims”), whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Borrower ever had, now has or might hereafter have against Agent or Lenders which relates, directly or indirectly, to any acts or omissions of Agent, Lenders or any other Indemnified Person on or prior to the date hereof, provided that, no Borrower waives any Claim solely to the extent such Claim relates to the Agent’s or any Lender’s gross negligence or willful misconduct.

6. Expenses. Each Borrower hereby reconfirms its respective obligations pursuant to Section 11.3 of the Credit Agreement to pay and reimburse Agent, for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

7. Effectiveness. This Amendment shall be deemed effective as of the date hereof (the “Amendment Effective Date”) only upon satisfaction in full in the reasonable judgment of Agent of each of the following conditions:

(a) Amendment. Agent shall have received ten (10) original copies of this Amendment duly executed and delivered by Agent, the Requisite Lenders and the Borrowers.

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(b) Payment of Expenses. Borrowers shall have paid to Agent all reasonable costs, fees and expenses owing in connection with this Amendment and the other Loan Documents and due to Agent (including, without limitation, reasonable legal fees and expenses).

(c) Representations and Warranties. The representations and warranties of the Borrowers in this Amendment shall be true and correct on and as of the Amendment Effective Date and the date hereof, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

9. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWERS:

CORE-MARK HOLDING COMPANY, INC.

By:
Name:
Title:

CORE-MARK HOLDINGS I, INC.

By:
Name:
Title:

CORE-MARK HOLDINGS II, INC.

By:
Name:
Title:

CORE-MARK HOLDINGS III, INC.

By:
Name:
Title:

CORE-MARK INTERNATIONAL, INC.

By:
Name:
Title:

CORE-MARK MIDCONTINENT, INC.

By:
Name:
Title:

CORE-MARK INTERRELATED COMPANIES, INC.

By:
Name:
Title:

HEAD DISTRIBUTING COMPANY

By:
Name:
Title:

MINTER-WEISMAN CO.

By:
Name:
Title:

LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lender

By:
Duly Authorized Signatory

GE CANADA FINANCE HOLDING COMPANY, as Canadian Lender

By:
Duly Authorized Signatory

CONGRESS FINANCIAL CORPORATION (WESTERN), as Co-Syndication Agent and Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, as Co-Syndication Agent and Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as Co-Documentation Agent and Lender

By:
Name:
Title:

WELLS FARGO FOOTHILL, LLC, as Co-Documentation Agent and Lender

By:
Name:
Title:

THE CIT GROUP/BUSINESS CREDIT INC., as Lender

By:
Name:
Title:

SANKATY HIGH YIELD PARTNERS II, L.P., as Lender

By:
Name:
Title:

PROSPECT FUNDING I, LLC, as Lender

By:
Name:
Title: